Q1 2015 Earnings Presentation 0May 6, 2015

I. Introduction Harmony Packard, Corporate Communications II. Operational Highlights Chris Bradshaw, President, CEO and CFO III. Financial Review Chris Bradshaw, President, CEO and CFO IV. Questions & Answers Q1 2015 Earnings Call Agenda 1

2 This presentation contains “forward-looking statements.” Forward-looking statements give the Company’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Such risks, uncertainties and other important factors include, among others, the Company’s dependence on, and the cyclical nature of, the offshore oil and gas industry; the Company’s dependence on, and the cyclical nature of, offshore oil and gas exploration, development and production activity; fluctuations in worldwide prices of and demand for oil and natural gas; the Company’s reliance on a small number of customers and reduction of the Company’s customer base due to consolidation; inherent risks in operating helicopters; the failure to maintain an acceptable safety record; the ability to successfully expand into other geographic and helicopter service markets; the impact of increased United States (“U.S.”) and foreign government regulation and legislation, including potential government implemented moratoriums on drilling activities; the requirement to engage in competitive processes or expend significant resources with no guaranty of recoupment; the grounding of all or a portion of our fleet for extended periods of time or indefinitely; reduction or cancellation of services for government agencies; reliance on a small number of helicopter manufacturers and suppliers; political instability, governmental action, war, acts of terrorism and changes in the economic condition in any foreign country where the Company does business, which may result in expropriation, nationalization, confiscation or deprivation of our assets or result in claims of a force majeure situation; declines in the global economy and financial markets; foreign currency exposure and exchange controls, including the impact of fluctuations in foreign currency exchange rates on the Company’s cost to purchase helicopters, spare parts and related services and on asset values; credit risk exposure; the ongoing need to replace aging helicopters; the Company’s reliance on information technology; the Company’s reliance on the secondary used helicopter market to dispose of older helicopters; allocation of risk between the Company and its customers; liability, legal fees and costs in connection with providing emergency response services; risks associated with the Company’s debt structure; operational and financial difficulties of the Company’s joint ventures and partners; conflict with the other owners of the Company’s non-wholly owned subsidiaries and other equity investees; adverse results of legal proceedings; adverse weather conditions and seasonality; adequacy of insurance coverage; the attraction and retention of qualified personnel; restrictions on the amount of foreign ownership of the Company’s common stock; and various other matters and factors, many of which are beyond the Company’s control. These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact the Company’s business. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation includes disclosure of the Company’s Net Asset Value. The Company’s Net Asset Value is based upon the market value of the Company’s owned helicopters plus the book value of the Company’s other assets less the Company’s liabilities. The Company derives market value from observable market data if available and may require utilization of estimates, application of significant judgment and reliance upon valuation specialists’ and third party analysts’ reports. When using third party reports, the market value is as of the date of such report and is not updated to reflect factors that may impact the valuation since the date of such report, including fluctuations in foreign currency exchange rates, oil and gas prices, and the balance of supply and demand. There is no assurance that market value of an asset represents the amount that the Company could obtain from an unaffiliated third party in an arm’s length sale of the asset, the fleet or the Company. Cautionary Statement Regarding Forward Looking Statements

3 This presentation includes EBITDA and Adjusted EBITDA as supplemental measures of the Company’s operating performance. EBITDA is defined as Earnings before Interest (includes interest income, interest expense and interest expense on advances from SEACOR), Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for SEACOR Management Fees and certain other items that occurred during the reporting period. Neither EBITDA nor Adjusted EBITDA is a recognized term under generally accepted accounting principles in the U.S. (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be a measure of free cash flow available for discretionary use, as they do not consider certain cash requirements, such as debt service requirements. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, nor as a substitute for analysis of our results as reported under GAAP. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. A reconciliation of EBITDA, Adjusted EBITDA and Adjusted EBITDA further adjusted to exclude gains on asset dispositions is included in this presentation. Non-GAAP Financial Measures Reconciliation

4 Operational Highlights

• Revenues of $67.4mm ̶ $12.0mm lower than Q1 2014 primarily due to lower utilization of our medium helicopters ̶ $7.3mm lower than Q4 2014 primarily due to lower utilization of helicopters in our oil and gas operations • EBITDA of $14.6mm ̶ Foreign currency loss of $3.0mm ($0.09 per diluted share) • Break-even net earnings $21,772 $14,602 $18,583 $14,602 – $10,000 $20,000 $30,000 $40,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 $79,443 $67,415 $74,689 $67,415 – $25,000 $50,000 $75,000 $100,000 $125,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 11,519 9,027 10,260 9,027 0 5,000 10,000 15,000 20,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 5 Q1 2015 Highlights Revenues ($000s) EBITDA ($000s) Flight Hours 15% 10% 22% 12%33% 21%

$49,141 $41,913 $45,837 $41,913 – $25,000 $50,000 $75,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 9,447 7,612 8,514 7,612 0 5,000 10,000 15,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 6 Oil & Gas – Gulf of Mexico Revenues ($000s) Flight Hours 11% • Year-over-year revenues down along with decline in total flight hours ̶ Primarily due to lower utilization of medium and light single helicopters • Sequential quarter decline primarily due to lower utilization of medium and heavy helicopters 9% 19%15%

$6,197 $3,801 $6,496 $3,801 – $2,000 $4,000 $6,000 $8,000 $10,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 7 Oil & Gas – Alaska Revenues ($000s) Flight Hours 48% 39% 41% 57% • Decline in revenues year-over-year and sequentially primarily due to lower utilization of medium helicopters 682 290 560 290 0 500 1,000 1,500 Q1 2014 Q1 2015 Q4 2014 Q1 2015

$1,245 – $183 – – $1,000 $2,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 8 Oil & Gas – International Revenues ($000s) • Year-over-year and sequential quarter revenues decreased due to conclusion of an international contract

$10,876 $11,956 $11,911 $11,956 – $5,000 $10,000 $15,000 $20,000 $25,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 9 Dry-Leasing Revenues ($000s) 10% • Revenues increased year-over-year due to increased cash collections from Aeróleo, partially offset by contracts that ended subsequent to the prior year quarter (some where helicopters were sold) ̶ Aeróleo cash collections increased $2.0mm over prior year quarter and $3.0mm over Q4 2014 • In addition to Brazil and India, we dry lease helicopters to third party helicopter operators in the North Sea and Spain • Revenues from Aeróleo continue to be recognized on a cash receipts basis ̶ Deferred revenue balance of $32.7mm Unchanged

10 Search and Rescue Revenues ($000s) Flight Hours • Decrease in revenues over the prior year quarter and sequentially primarily due to fewer flight hours • Operate AW139 SAR helicopters out of Galveston, TX and Fouchon, LA providing 24/7 emergency services covering the entire U.S. Gulf of Mexico $6,152 $5,238 $5,650 $5,238 – $2,500 $5,000 $7,500 $10,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 382 300 355 300 0 250 500 750 1,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 15% 15% 7% 21%

$3,091 $2,367 $2,301 $2,367 – $1,000 $2,000 $3,000 $4,000 $5,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 951 825 831 825 0 500 1,000 1,500 Q1 2014 Q1 2015 Q4 2014 Q1 2015 11 • Year-over-year decline in revenues primarily due to the conclusion of a contract subsequent to the prior year quarter • Operate with a mix of helicopters owned by Era, leased-in by Era or owned by the hospitals serviced Air Medical Revenues ($000s) Flight Hours 23% 13% 1% 3%

$2,842 $2,146 $2,403 $2,146 – $2,500 $5,000 $7,500 $10,000 Q1 2014 Q1 2015 Q4 2014 Q1 2015 12 • Era operated a fixed based operation (“FBO”) at Ted Stevens Anchorage International Airport that sells fuel on an ad-hoc basis and leases hangar and office space • Decline in FBO revenues primarily due to decreased fuel sales • Subsequent to quarter end, Era sold its FBO business to Landmark Aviation − Transaction closed May 1, 2015 FBO Revenues ($000s) 11%24%

13 Aeroleo Fleet Plan Rio de Janeiro • Of the 7x AW139 contracts awarded in 2013, 3 began operations in December 2014, 1 began in March 2015, 2 began in April 2015, and we expect the last 1 to begin in early June 2015 • Aeroleo was the low bidder on multiple lots in Petrobras’ recent tender for heavy and medium helicopters ̶ 4 x EC225 commencing 2H 2015 for 5 years ̶ 1 incremental and 3 renewals ̶ 4 x AW139 commencing Q1 2016 for 5 years ̶ All 4 incremental ̶ Contract execution pending; dates subject to change Brazil Update 8 10 11 14 14 14 18 1 2 1 2 2 2 4 3 2 0 12 14 15 15 16 16 20 0 5 10 15 20 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 Under Contract Dedicated Backup Excess

9 9 9 9 9 9 9 9 9 9 9 4 4 4 4 5 6 7 8 9 1 2 2 3 3 4 4 4 9 9 13 14 15 15 17 18 20 21 22 0 5 10 15 20 25 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 6/30/2017 EC225 AW189 S92 14 Era’s Heavy Helicopter Fleet Plan • The new AW189 helicopter model recently received FAA certification, and we are currently scheduling acceptance and delivery of our first 4 AW189s ̶ Remaining 5 scheduled through Q2 2017(a) • Recently accelerated our first S92 delivery, which is now expected to arrive and begin generating revenue in Q3 2015 ̶ 2nd S92 scheduled for late 2015 ̶ 2 additional S92s scheduled for 2016 delivery Growing Heavy Helicopter Fleet Note: Chart based on current order book (a) We have the ability to cancel 5 of our 9 AW189 orders at a de minimis economic cost

15 Houma Base Expansion • Houma, LA base expansion project progressing ̶ When completed, it will be the premier helicopter operating facility in the Gulf Coast area • Expected total cost of $22mm ̶ $18mm incurred to date (customers funding portion of capital cost) • Strategic benefits ̶ Customer sustainability, including future growth ̶ Increased passenger terminal capacity ̶ Addition of TSA-like security ̶ Reduced flyaway limitations ̶ Instrument (IFR) infrastructure ̶ Better storm protection ̶ Climate controlled hangar

16 Financial Review

17 Quarter Period Over Period Comparison Three Months Ended March 31, 2015 2014 $ Change % Variance ($000s) Operating revenues 67,415$ 79,443$ (12,028)$ (15%) Operating expenses 43,605 49,640 (6,035) 12% G&A expenses 9,743 11,334 (1,591) 14% Depreciation 11,602 11,287 315 (3%) Gains on asset dispositions, net 3,388 2,891 497 17% Operating income 5,853 10,073 (4,220) (42%) Interest income 251 145 106 73% Interest expense (3,545) (3,753) 208 6% Gain on debt extinguishment 264 - 264 n/m Derivative losses, net (12) (30) 18 60% Foreign currency losses, net (2,960) (57) (2,903) (5093%) Income tax benefit (expense) 55 (2,503) 2,558 n/m Equity earnings (losses), net (145) 499 (644) n/m Net income (loss) (239)$ 4,374$ (4,613)$ n/m Net loss attributable to NCI in subsidiary 197 71 126 177% Net income (loss) attributable to Era Group Inc. (42)$ 4,445$ (4,487)$ n/m Adjusted EBITDA 14,338$ 21,772$ (7,434)$ (34%) % Margin 21% 27%

18 Sequential Quarter Comparison Three Months Ended 31-Mar 31-Dec $ Change % Variance ($000s) Operating revenues 67,415$ 74,689$ (7,274)$ (10%) Operating expenses 43,605 45,772 (2,167) 5% G&A expenses 9,743 9,647 96 (1%) Depreciation 11,602 11,854 (252) 2% Gains on asset dispositions, net 3,388 29 3,359 n/m Operating income 5,853 7,445 (1,592) (21%) Interest income 251 122 129 106% Interest expense (3,545) (3,556) 11 0% Gain on debt extinguishment 264 - 264 n/m Derivative losses, net (12) 800 (812) n/m Foreign currency losses, net (2,960) (1,856) (1,104) (59%) Other, net - (14) 14 n/m Income tax benefit (expense) 55 (155) 210 n/m Equity earnings (losses), net (145) 354 (499) n/m Net income (loss) (239)$ 3,140$ (3,379)$ n/m Net loss attributable to NCI in subsidiary 197 45 152 338% Net income (loss) attributable to Era Group Inc. (42)$ 3,185$ (3,227)$ n/m Adjusted EBITDA 14,338$ 18,583$ (4,245)$ (23%) % Margin 21% 25%

19 Leverage Metrics Total Liquidity (US$mm)(a) Healthy Leverage Metrics and Ample Liquidity to Pursue Opportunities Note: As reported GAAP basis (a) At period end $149 $164 $176 $136 $244 $244 $244 $214 $209 $25 $28 $32 $31 $25 $15 $40 $41 $34 $174 $193 $209 $167 $270 $259 $285 $255 $243 – $50 $100 $150 $200 $250 $300 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Availability on revolver Cash and equivalents 3.3x 2.8x 2.6x 3.0x 3.1x 3.1x 3.1x 3.4x 3.7x 6.4x 6.0x 5.5x 5.3x 5.3x 5.7x 5.9x 6.1x 5.7x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Total debt / Adjusted EBITDA Adjusted EBITDA / interest expense

20 Appendix

21 Owned Joint Ventured Leased-In Managed Total Average Age(a) Heavy: EC225 9 – – – 9 5 Total Heavy 9 – – – 9 Medium: AW139 38 1 – – 39 5 B212 8 – – – 8 36 B412 3 – – – 3 34 S76 A/A++ 2 – – – 2 25 S76 C+/C++ 5 – – 1 6 8 Total Medium 56 1 – 1 58 Light – twin engine: A109 7 – – – 7 9 BK-117 – – 2 1 3 N/A EC135 16 – 2 1 19 7 EC145 3 – – 2 5 7 Total Light – twin engine 26 – 4 4 34 Light – single engine: A119 17 – – – 17 8 AS350 35 – – – 35 18 Total Light – single engine 52 – – – 52 Total Helicopters 143 1 4 5 153 12 (a) Average for owned fleet Fleet Overview

22 C u r r e n t O r d e r B o o k O p t i o n s Delivery Class Type Number Remaining Amount Firm Cancellable 2015 Heavy AW189 4 $36.8 – 2015 Heavy S92 2 $11.7 – 2016 Heavy AW189 3 – $40.1 2016 Heavy S92 2 $45.3 – 2017 Heavy AW189 2 – $27.3 TBD Light Twin AW169 5 – $33.8 18 $93.8 $101.2 Note: Capital commitments shown by year of scheduled helicopter delivery (not year in which cash is spent); US$mm estimates as of 3/31/15; Deposits already paid for firm commitments include US$21.0mm for 4 x AW189s and $72.7mm for 4 x S92s Class Type Number Remaining Amount Firm Cancellable Heavy AW189 10 – $136.0 Heavy S92 5 – $176.0 15 – $312.0 Helicopter Order and Options Book

March 31, 2015 ($000s) Cash and cash equivalents $33,691 Credit facility $90,000 Promissory notes 26,729 Total secured debt $116,729 7.750% Senior Notes $190,100 Total debt $306,829 Net debt $273,138 Shareholders' Equity $461,195 Total capitalization $768,024 Total Debt / Adjusted EBITDA 3.7x Adjusted EBITDA / Interest Expense 5.7x Net Debt / Net Capitalization 37% Total Debt / Total capitalization 40% Available under credit facility $209,200 23 • Era continues to generate substantial free cash flow before growth capex • During Q1 2015, Era repurchased $9.9mm of its $200mm 7.75% Sr. Notes outstanding through Open Market Repurchases • Flexibility to deploy capital for attractive opportunities • Existing capital commitments can be funded via combination of cash-on-hand, cash flow from operations and temporary borrowings under our revolving credit facility Capitalization and Financial Policy

24 Net Asset Value Note: 1) Chart above reflects deprecation of all existing helicopter values at 1% per quarter for NAV calculation purposes, consistent with our depreciation policy, for quarters between the annual 3rd party appraisals, which we typically receive at the end of each of year (see next slide for additional details) $15 $20 $25 $30 $35 $40 $45 $50 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 NAV per Share (excl. deferred taxes) Stock Price NAV per Share (net of deferred taxes) Book Value per Share - Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15

25 Notes: 1) NAV calculation only includes market value of helicopters that we own; it does not include any value for leased-in or managed helicopters that we operate 2) Helicopter market values based on annual desktop appraisal performed by Ascend Worldwide; new helicopters delivered subsequent to the last appraisal, if any, are reflected at gross cost 3) Based on most recent annual Ascend Worldwide appraisal as of 12/31/14; depreciated at 1% per quarter 4) Please refer to slide 2 of this presentation for additional statements regarding our NAV disclosure NAV per Share Calculation (in million, except share data) 12/31/14 3/31/15 Comments + FMV of Helicopters $912 $893 Assumes 1% quarterly depreciation; 5 helicopters sold + NBV of Other PP&E 164 169 + Working Capital 80 81 + Other Net Tangible Assets 44 45 - Total Debt (310) (304) - Deferred Taxes (217) (217) Net Asset Value $673 $667 Diluted Share Count 20.2 20.2 Current Share Price (5/4/2015) $22.08 Current Price % (Disc) / Prem NAV per Share (excl. Deferred Taxes) $43.91 $43.69 (49.5%) NAV per Share (incl. Deferred Taxes) $33.28 $33.04 (33.2%) Net Book Value Per Share $22.75 $22.84 (3.3%)

26 Operating Revenues and Flight Hours by Line of Service Note: Flight hours do not include hours flown by helicopters in our dry-leasing line of service (a) Primarily oil and gas services, but also includes revenues and flight hours from activities such as firefighting and utility support Three Months Ended ($000s) 31-Mar-15 31-Dec-14 30-Sep-14 30-Jun-14 31-Mar-14 Oil and gas:(a) U.S. Gulf of Mexico $41,913 $45,837 $52,870 $51,715 $49,141 Alaska 3,801 6,496 7,984 9,305 6,197 International – 183 1,514 173 1,245 Total oil and gas $45,714 $52,516 $62,368 $61,193 $56,583 Dry-Leasing 11,956 11,911 12,392 11,466 10,876 Search and rescue 5,238 5,650 5,666 5,095 6,152 Air medical services 2,637 2,301 2,569 3,137 3,091 Flightseeing – – 4,043 2,946 – FBO 2,146 2,403 3,562 2,858 2,842 Eliminations (6) (92) (90) (115) (101) $67,415 $74,689 $90,510 $86,580 $79,443 Three Months Ended 31-Mar-15 31-Dec-14 30-Sep-14 30-Jun-14 31-Mar-14 Oil and gas:(a) U.S. Gulf of Mexico 7,612 8,514 10,594 11,065 9,447 Alaska 290 560 939 1,122 682 International – – – – 57 Total oil and gas 7,902 9,074 11,533 12,187 10,186 Search and rescue 300 355 348 258 382 Air medical services 825 831 1,239 1,100 951 Flightseeing – – 1,505 1,080 – 9,027 10,260 14,625 14,625 11,519

Era

Financial Highlights

($ millions)	Fiscal Year 2010	2011	2012	2013	2014	3 Mos. Ended Mar. 31, 2014	2015
Revenue	$ 235.4	$ 258.1	$ 272.9	$ 299.0	$ 331.2	$ 79.4	$ 67.4
Operating Expenses	147.2	162.7	167.2	186.6	204.4	49.6	43.6
G&A	25.8	31.9	34.8	38.9	44.0	11.3	9.7
Depreciation	43.4	42.6	42.5	45.6	46.3	11.3	11.6
Gains on Asset Dispositions	0.8	15.2	3.6	18.3	6.1	2.9	3.4
Operating Income	19.8	36.1	32.0	46.2	42.7	10.1	5.9
Other Income (Expense):							
Interest Income	0.1	0.7	0.9	0.6	0.5	0.1	0.3
Interest Expense	(0.1)	(1.4)	(10.6)	(18.1)	(14.8)	(3.8)	(3.5)
Gain on Debt Extinguishment	-	-	-	-	-	-	0.3
Intercompany Interest	(21.4)	(23.4)	-	-	-	-	-
Derivative Gains (Losses)	(0.1)	(1.3)	(0.5)	(0.1)	(0.9)	(0.0)	(0.0)
Note Receivable Impairment	-	-	-	-	(2.5)	-	-
Foreign Currency Gains (Losses)	(1.5)	0.5	0.7	0.7	(2.4)	(0.1)	(3.0)
SEACOR Corporate Charges	(4.6)	(8.8)	(2.0)	(0.2)	-	-	-
	(27.6)	(33.7)	(11.5)	(17.1)	(20.0)	(3.7)	(6.0)
Income before Taxes and Equity Earnings	(7.8)	2.4	20.5	29.1	22.6	6.4	(0.1)
Income Taxes	(4.3)	0.4	7.3	11.7	8.3	2.5	(0.1)
Income before Equity Earnings	(3.5)	2.0	13.2	17.4	14.4	3.9	(0.1)
Equity Earnings	(0.1)	0.1	(5.5)	0.9	2.7	0.5	(0.1)
Net Income	$ (3.6)	$ 2.1	$ 7.7	$ 18.3	$ 17.0	$ 4.4	$ (0.2)
Adjusted EBITDA[(a)]	$ 61.8	$ 82.2	$ 78.8	$ 95.3	$ 90.8	$ 21.8	$ 14.3
Adjusted EBITDA Excluding Gains[(a)]	61.0	67.0	75.2	77.0	84.7	18.9	11.0

(a) See next page for Adjusted EBITDA reconciliation to Net Income (Loss)

27

Reconciliation of Non-GAAP Financial Measures

- Historically, SEACOR charged its corporate costs and overhead charges to all of its operating divisions
  - These charges have been excluded from Adjusted EBITDA to more accurately reflect Era's historical results if we had not been a SEACOR subsidiary
- Adjusted EBITDA reflects special items:
  - Non-recurring executive severance adjustments of $0.4 million, $4.2 million, and $0.7 million in FY 2010, 2011 and 2012, respectively, and $2.5 million in Q3 2014
  - An adjustment for IPO related fees and expenses of $2.9 million in FY 2012
  - Impairment of our investment in Aeróleo in the first quarter of 2012 ($5.9 million)
  - A one-time charge related to operating leases on certain air medical helicopters in Q3 2013 of $2.0 million
  - A pre-tax impairment charge of $2.5 million in Q2 2014 representing a reserve against a note receivable
  - A pre-tax gain on the extinguishment of debt of $0.3 million related to the repurchase of a portion of our 7.75% Senior Notes in Q1 2015

Historical EBITDA and Adjusted EBITDA

	Fiscal Year					3 Mos. Ended Mar. 31,	
(USD$ in thousands)	2010	2011	2012	2013	2014	2014	2015
Net Income (Loss)	(3,639)	2,108	7,747	18,304	17,021	4,374	(239)
Depreciation	43,351	42,612	42,502	45,561	46,312	11,287	11,602
Interest Income	(109)	(738)	(910)	(591)	(540)	(145)	(251)
Interest Expense	94	1,376	10,648	18,050	14,778	3,753	3,545
Income Tax Expense (Benefit)	(4,301)	434	7,298	11,727	8,285	2,503	(55)
EBITDA	56,833	69,202	67,285	93,051	85,856	21,772	14,602
SEACOR Management Fees	4,550	8,799	2,000	168	-	-	-
Special Items	379	4,171	9,552	2,045	4,919	-	(264)
Adjusted EBITDA	61,762	82,172	78,837	95,264	90,775	21,772	14,338
Gains on Asset Dispositions, Net ("Gains")	(764)	(15,172)	(3,612)	(18,301)	(6,101)	(2,891)	(3,388)
Adjusted EBITDA Excluding Gains	60,998	67,000	75,225	76,963	84,674	18,881	10,950

28

29 Quarterly Reconciliation of Non-GAAP Financial Measures Quarterly Historical EBITDA and Adjusted EBITDA Three Months Ended (USD$ in thousands) 31-Mar-14 30-Jun-14 30-Sep-14 31-Dec-14 31-Mar-15 Net Income (Loss) 4,374 5,196 4,311 3,140 (239) Depreciation 11,287 11,425 11,746 11,854 11,602 Interest Income (145) (143) (130) (122) (251) Interest Expense 3,753 3,840 3,629 3,556 3,545 Income Tax Expense (Benefit) 2,503 2,759 2,868 155 (55) EBITDA 21,772 23,077 22,424 18,583 14,602 SEACOR Management Fees - - - - - Special Items - 2,457 2,462 - (264) Adjusted EBITDA 21,772 25,534 24,886 18,583 14,338 Gains on Asset Dispositions, Net ("Gains") (2,891) (3,139) (42) (29) (3,388) Adjusted EBITDA Excluding Gains 18,881 22,395 24,844 18,554 10,950